UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01530
Name of Registrant:	Vanguard Explorer Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2017 – October 31, 2018
Item 1: Reports to Shareholders

Annual Report | October 31, 2018
Vanguard Explorer™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisors’ Report.	5
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2018, Vanguard Explorer Fund returned 12.12% for Investor Shares and 12.24% for Admiral Shares. It exceeded the return of its benchmark, the Russell 2500 Growth Index, and the average return of its small-capitalization growth fund peers.

• During the period, large-caps outperformed their small-cap counterparts. Growth stocks surpassed their value counterparts.

• Consumer discretionary, health care, and information technology were the top-performing sectors relative to the benchmark. Financials and consumer staples detracted from relative performance.

• Each of the fund’s five independent advisors employs a growth-oriented strategy and manages its piece of the portfolio with a long-term focus.

Total Returns: Fiscal Year Ended October 31, 2018
Total
Returns
Vanguard Explorer Fund
Investor Shares	12.12%
Admiral™ Shares	12.24
Russell 2500 Growth Index	5.52
Small-Cap Growth Funds Average	9.65
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended October 31, 2018
Average
Annual Return
Explorer Fund Investor Shares	14.54%
Russell 2500 Growth Index	15.06
Small-Cap Growth Funds Average	13.51
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Explorer Fund	0.44%	0.32%	1.31%

The fund expense ratios shown are from the prospectus dated February 23, 2018, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2018, the fund’s expense ratios were 0.44% for Investor Shares and 0.32% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Small-Cap Growth Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
November 16, 2018

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	6.98%	11.31%	11.05%
Russell 2000 Index (Small-caps)	1.85	10.68	8.01
Russell 3000 Index (Broad U.S. market)	6.60	11.27	10.81
FTSE All-World ex US Index (International)	-7.99	4.57	2.01

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.05%	1.04%	1.83%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.51	1.90	3.25
FTSE Three-Month U. S. Treasury Bill Index	1.67	0.86	0.52

CPI
Consumer Price Index	2.52%	2.07%	1.60%

Advisors’ Report

For the 12 months ended October 31, 2018, Vanguard Explorer Fund returned 12.12% for Investor Shares and 12.24% for Admiral Shares. It exceeded the return of its benchmark, the Russell 2500 Growth Index, and the average return of its small-capitalization growth fund peers.

Your fund is managed by five independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table on page 9–10.

The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 19, 2018.

Wellington Management Company llp

Portfolio Managers:

Kenneth L. Abrams, Senior Managing
Director and Equity Portfolio Manager

Daniel J. Fitzpatrick, CFA, Senior Managing
Director and Equity Portfolio Manager

During the 12-month period, small-capitalization stocks benefited from healthy corporate earnings and favorable economic conditions. On a relative basis, small-caps were further advantaged by trade disputes and a strong U.S. dollar, which disproportionately affect larger companies. The trend toward small-caps weakened toward the end of the period, however, as large-caps outperformed small-caps in the third quarter of 2018 and overall for the 12-month period.

Our bottom-up stock selection led to positive selection in seven of 11 sectors, with health care, information technology, and communication services contributing most to relative performance. These results were partially offset by weaker selection within financials and consumer staples. Sector allocation, a result of our selection process, also detracted. Our underweighted allocation to information technology and health care weighed on returns, as did an overweighted allocation to materials.

The top absolute and relative contributor was our position in Haemonetics (health care), a global provider of blood and plasma supplies and services. The stock rose on better-than-expected earnings stemming from an uptick in revenue and profits in the company’s plasma organic segment.

Tenneco (consumer discretionary) was among the top relative detractors. The company designs, manufactures, and distributes clean air and ride performance products and systems for vehicle applications worldwide. Tenneco’s decline was related to its acquisition of Federal-Mogul in a deal where it paid a premium to buy a company with lower margins and higher capital requirements.

Vanguard Quantitative Equity Group

Portfolio Managers:

James Stetler

Binbin Guo, Principal, Head of Alpha
Equity Investments

For the 12 months ended October 31, 2018, our stock selection models effectively identified industry group leaders in several sectors. All five of our model components boosted relative returns, with growth, management decisions, and quality making the most significant contributions.

Stock selection was positive in seven of 11 sectors. Selection in communication services and consumer discretionary made significant contributors to performance; selection in the information technology sector also boosted returns. Overweight positions in Etsy, World Wrestling Entertainment, Square, Inogen, and Advanced Micro Devices were among the portfolio’s top performers.

Selection in industrials, health care, and materials detracted most from performance. Overweight positions in Nektar Therapeutics, Argan, and Ultra Clean Holdings held back results, and underweight positions in ABIOMED and DexCom were among the worst performers.

ClearBridge Investments, LLC

Portfolio Managers:

Brian Angerame, Managing Director

Derek Deutsch, CFA, Managing Director

Aram Green, Managing Director

Jeffrey Russell, CFA, Managing Director

The portfolio’s benchmark, the Russell 2500 Growth Index of small- and mid-cap companies, returned 5.52% for the period. The fiscal stimulus of the tax cuts led to robust economic growth and optimism in the first half of calendar 2018 and unemployment at the lowest level in decades. A series of short-term interest rate increases by the Federal Reserve pushed up longer-dated bond yields. This rise, along with a variety of international trade and political factors, set in motion a corrective phase in stocks in the final part of the period.

The consumer discretionary sector contributed most to the portfolio’s relative returns. Innovators GrubHub and Carvana are rapidly reinventing and improving purchasing practices in staid industries. Burlington Stores and Advance Auto Parts improved internal execution while benefiting from buoyant consumer sentiment. Information technology also contributed to performance, with Fortinet and New Relic helped by enterprise spending for security and analytic solutions. Health care under-performed modestly, with Mettler-Toledo International and Medidata Solutions facing challenges.

We remain optimistic about our holdings. We are confident in the ability of their managements to navigate what are, in some cases, rapidly changing industry environments and in other cases, huge opportunities for growth.

Stephens Investment Management
Group, LLC

Portfolio Manager:

Ryan E. Crane, CFA,
Chief Investment Officer

With the Federal Reserve still unwinding a very accommodative stance, the 12 months ended October 31, 2018, saw a significant increase in volatility and dispersion. Interest rates rose steadily as the economy showed continued signs of strengthening. Tax reform legislation spurred an additional increase in corporate profits and helped stimulate the economy at large. In response to rising volatility, investors favored stable growth companies over those with a cyclical bias or more debt.

From a style standpoint, this environment was ideal for our process. We had great success in consumer discretionary with companies, such as Burlington Stores and Lululemon Athletica, that are unharmed by e-commerce-related competition or that control distribution and manage their own e-commerce. Health care was another bright spot; ABIOMED, a manufacturer of percutaneous ventricular assist devices, was our top contributor in this sector.

Over the last several years, and across all sectors, we have focused on companies with pricing power. With rates edging up and some signs of inflation (or at least cost pressures) appearing, these companies have fared much better than their counterparts, as they have been able to maintain or even expand profit margins.

Energy stocks were the only drag on relative and absolute returns. As we had already reduced our exposure to this sector, the effect on the portfolio was minimal. Incrementally, we have become more constructive on natural gas-related companies.

ArrowMark Partners

Portfolio Managers:

Chad Meade, Partner

Brian Schaub, CFA, Partner

U.S. equity markets advanced solidly for most of the period, lifted by strong economic and corporate earnings growth. Volatility normalized following 2017’s historically low levels and, as expected, the Federal Reserve raised the benchmark lending rate four times. Unemployment reached its lowest level since 1969, household spending and business fixed investment grew, inflation hovered near 2%, and the Tax Cuts and Jobs Act reduced the corporate tax rate from 35% to 21%. October, however, brought significant market turmoil because of concerns about politics, trade, and the potential effects of inflation on corporate profitability. While our outlook for the economy remains positive, we believe higher interest rates and inflation could pressure market multiples. Despite the October pullback, growth stock valuations are still stretched, and so we remain conservatively positioned.

Consumer discretionary holdings contributed most to returns. Standouts included Lululemon Athletica and other apparel names with strong brands and healthy e-commerce growth. Grand Canyon Education and other well-positioned consumer services companies also shone. In a reversal of last year, our underweighted allocation to the materials sector helped relative performance.

Underweighted allocations to consumer staples and information technology, the two best-performing market sectors, were our biggest detractors. Valuations in both sectors remain well above historical norms, making it more difficult for us to find attractively valued investments. Our overweighted allocation to industrials, which underperformed the overall market, also held back performance.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	34	5,073	Conducts research and analysis of individual
Company LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually
			before purchase, and company developments are
			continually monitored for comparison with
			expectations for growth.
Vanguard Quantitative Equity	17	2,583	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market
			sentiment, and earnings and balance-sheet quality of
			companies as compared with their peers.
ClearBridge Investments, LLC	17	2,557	The firm seeks to invest in cash-generative, quality
			growth companies that are category leaders (or have
			the ability to become market leaders), and display
			capital allocation discipline aimed at fueling long-term
			sustainable growth. ClearBridge focuses on
			cash-flow-based metrics to value companies, as well
			as revenue or earnings multiples, relying on the most
			appropriate valuation metrics for each company. This
			approach aligns with the team’s style of investing in
			cash-generative, quality growth companies. The
			research process is disciplined and collaborative, with
			each member of the team executing on a shared
			investment philosophy and process.
Stephens Investment	15	2,265	Employs a disciplined, bottom-up investment
Management Group, LLC			selection process that combines rigorous
			fundamental analysis with quantitative screening to
			identify companies with superior earnings growth
			potential. The approach screens for core growth
			stocks and for catalyst stocks. Core growth stocks
			have strong growth franchises, recurring revenue,
			and above-average growth rates; catalyst stocks are
			experiencing changes that could lead to accelerated
			earnings growth.

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
ArrowMark Partners	14	2,159	The firm employs a “risk-before-reward“ investment
			strategy and in-depth fundamental research to
			uncover companies that, in its opinion, can control
			their own economic destiny across market
			environments. The portfolio managers start by
			identifying businesses with strong competitive
			advantages in industries with high barriers to entry
			and then narrow their focus to companies with large
			potential markets and high-quality business models
			focused on the future. Across this entire investment
			process, the team takes steps to deliver strong
			downside protection, resulting in a diversified
			portfolio of 75–100 stocks.
Cash Investments	3	399	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor also may maintain a modest
			cash position.

Explorer Fund

Fund Profile
As of October 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEXPX	VEXRX
Expense Ratio[1]	0.44%	0.32%
30-Day SEC Yield	0.31%	0.43%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2500	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	584	1,493	3,806
Median Market Cap	$4.5B	$4.3B	$71.6B
Price/Earnings Ratio	21.1x	21.9x	18.5x
Price/Book Ratio	3.4x	4.4x	2.9x
Return on Equity	9.9%	11.6%	15.0%
Earnings Growth
Rate	14.1%	16.6%	8.2%
Dividend Yield	0.7%	0.7%	1.8%
Foreign Holdings	3.4%	0.0%	0.0%
Turnover Rate	50%	—	—
Short-Term Reserves	1.8%	—	—

Sector Diversification (% of equity exposure)
Fund
Communication Services	4.2%
Consumer Discretionary	15.7
Consumer Staples	2.4
Energy	1.7
Financials	7.2
Health Care	19.7
Industrials	18.9
Information Technology	22.2
Materials	4.3
Real Estate	3.2
Utilities	0.5

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
		DJ
		U.S. Total
	Russell 2500	Market
	Growth Index	FA Index
R-Squared	0.98	0.84
Beta	0.95	1.28
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

1 The expense ratios shown are from the prospectus dated February 23, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the expense ratios were 0.44% for Investor Shares and 0.32% for Admiral Shares.

Explorer Fund

Ten Largest Holdings (% of total net assets)
ICON plc	Life Sciences Tools
	& Services	1.1%
Insulet Corp.	Health Care
	Equipment	1.0
Fortinet Inc.	Systems Software	1.0
athenahealth Inc.	Health Care
	Technology	0.9
Burlington Stores Inc.	Apparel Retail	0.8
TriNet Group Inc.	Human Resource &
	Employment
	Services	0.8
Medidata Solutions Inc.	Health Care
	Technology	0.7
Cinemark Holdings Inc.	Movies &
	Entertainment	0.7
Sensata Technologies	Electrical
Holding plc	Components &
	Equipment	0.7
Kirby Corp.	Marine	0.7
Top Ten		8.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2008, Through October 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2018
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Explorer Fund*Investor Shares	12.12%	9.44%	14.54%	$38,878
• • • • • • • •	Russell 2500 Growth Index	5.52	9.53	15.06	40,668
– – – –	Small-Cap Growth Funds Average	9.65	8.70	13.51	35,498
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	6.56	10.76	13.36	35,036
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Explorer Fund Admiral Shares	12.24%	9.59%	14.72%	$197,326
Russell 2500 Growth Index	5.52	9.53	15.06	203,341
Dow Jones U.S. Total Stock Market Float
Adjusted Index	6.56	10.76	13.36	175,179

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Fiscal-Year Total Returns (%): October 31, 2008, Through October 31, 2018

Average Annual Total Returns: Periods Ended September 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/11/1967	28.43%	12.73%	13.25%
Admiral Shares	11/12/2001	28.58	12.88	13.42

Explorer Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of October 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website.

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Communication Services
Cinemark Holdings Inc.	2,548,555	105,943	0.7%
* Live Nation Entertainment Inc.	1,857,169	97,130	0.7%
New York Times Co. Class A	2,937,402	77,547	0.5%
Communication Services—Other †		321,956	2.1%
		602,576	4.0%
Consumer Discretionary
* Burlington Stores Inc.	704,411	120,799	0.8%
Carter’s Inc.	946,014	90,798	0.6%
* GrubHub Inc.	961,504	89,170	0.6%
* Under Armour Inc.	4,310,772	85,483	0.6%
MercadoLibre Inc.	257,892	83,686	0.6%
* Skechers U.S.A. Inc. Class A	2,710,361	77,435	0.5%
Monro Inc.	1,002,500	74,586	0.5%
* Deckers Outdoor Corp.	538,690	68,505	0.4%
* Grand Canyon Education Inc.	536,358	66,884	0.4%
Consumer Discretionary—Other †		1,474,660	9.8%
		2,232,006	14.8%
Consumer Staples
* Performance Food Group Co.	2,115,290	62,020	0.4%
Consumer Staples—Other †		277,031	1.9%
		339,051	2.3%

Energy †		231,047	1.5%

Financials
* SVB Financial Group	408,185	96,834	0.7%
Nasdaq Inc.	915,604	79,392	0.5%

Explorer Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	Assured Guaranty Ltd.	1,682,439	67,264	0.5%
	Assurant Inc.	652,181	63,399	0.4%
	Financials—Other †		692,267	4.6%
			999,156	6.7%
Health Care
*	ICON plc	1,219,109	168,335	1.1%
*	Insulet Corp.	1,687,805	148,881	1.0%
*	athenahealth Inc.	1,073,278	136,886	0.9%
*	Medidata Solutions Inc.	1,520,494	106,891	0.7%
*	Haemonetics Corp.	682,851	71,337	0.5%
*	Amedisys Inc.	613,823	67,521	0.5%
*	Globus Medical Inc.	1,230,133	65,013	0.4%
*	Mettler-Toledo International Inc.	118,065	64,560	0.4%
	Health Care—Other †		1,982,283	13.2%
			2,811,707	18.7%
Industrials
*	TriNet Group Inc.	2,444,193	114,853	0.8%
*	Sensata Technologies Holding plc	2,165,465	101,560	0.7%
*	Kirby Corp.	1,372,199	98,716	0.6%
	John Bean Technologies Corp.	855,267	88,922	0.6%
*	Teledyne Technologies Inc.	359,445	79,538	0.5%
	Woodward Inc.	1,074,199	79,104	0.5%
*	Trex Co. Inc.	1,205,100	73,873	0.5%
*	Copart Inc.	1,448,000	70,822	0.5%
*	AerCap Holdings NV	1,373,256	68,773	0.5%
*	Chart Industries Inc.	898,800	61,163	0.4%
	HEICO Corp. Class A	911,577	60,766	0.4%
	Industrials—Other †		1,796,406	11.9%
			2,694,496	17.9%
Information Technology
*	Fortinet Inc.	1,781,873	146,434	1.0%
*	New Relic Inc.	1,027,530	91,707	0.6%
*	2U Inc.	1,451,265	91,299	0.6%
*	Cadence Design Systems Inc.	2,003,188	89,282	0.6%
*,1	Cardtronics plc Class A	2,925,333	79,452	0.6%
*	GoDaddy Inc. Class A	1,077,377	78,832	0.5%
*	Cornerstone OnDemand Inc.	1,585,278	78,075	0.5%
	CDW Corp.	749,626	67,474	0.5%
*	First Solar Inc.	1,540,510	64,393	0.4%
*	Tableau Software Inc. Class A	590,004	62,942	0.4%
*	Euronet Worldwide Inc.	564,984	62,815	0.4%
*	Ciena Corp.	1,940,576	60,662	0.4%
	Information Technology—Other †		2,195,168	14.6%
			3,168,535	21.1%

Materials †			602,784	4.0%

Other
^,2	Vanguard Small-Cap ETF	1,561,302	228,153	1.5%
^,2	Vanguard Small-Cap Growth ETF	384,700	63,818	0.4%
			291,971	1.9%

16

Explorer Fund

				Market	Percentage
				Value•	of Net
			Shares	($000)	Assets
Real Estate
* SBA Communications Corp. Class A			525,000	85,139	0.6%
Life Storage Inc.			648,835	61,094	0.4%
Real Estate—Other †				287,196	1.9%
				433,429	2.9%

Utilities †				63,454	0.4%
Total Common Stocks (Cost $11,848,557)				14,470,212	96.2%[3]

	Coupon
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	2.308%		7,260,443	726,044	4.9%
Maturity
			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreement
Deutsche Bank Securities, Inc.
(Dated 10/31/18, Repurchase
Value $75,705,000, collateralized
by Federal Home Loan Mortgage
Corp. 3.000%–5.000%,
10/01/28– 6/01/47, Federal
National Mortgage Assn.
3.000%– 6.000%,
9/01/23–10/01/48,
and Government National
Mortgage Assn. 2.990%–6.000%,
4/15/20–5/20/48, with a
value of $77,214,000)	2.210%	11/1/18	75,700	75,700	0.5%

6U.S. Government and Agency Obligations †				16,209	0.1%
Total Temporary Cash Investments (Cost $817,918)				817,953	5.5%[3]
Total Investments (Cost $12,666,475)				15,288,165	101.7%
Other Assets and Liabilities
Other Assets [6]				37,244	0.2%
Liabilities [5]				(289,071)	(1.9%)
				(251,827)	(1.7%)
Net Assets				15,036,338	100.0%

17

Explorer Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	14,190,698
Affiliated Issuers	1,097,467
Total Investments in Securities	15,288,165
Investment in Vanguard	857
Receivables for Investment Securities Sold	15,261
Receivables for Accrued Income	2,540
Receivables for Capital Shares Issued	12,265
Variation Margin Receivable—Futures Contracts	7
Other Assets [6]	6,314
Total Assets	15,325,409
Liabilities
Payables for Investment Securities Purchased	28,619
Collateral for Securities on Loan	205,568
Payables to Investment Advisor	7,740
Payables for Capital Shares Redeemed	27,806
Payables to Vanguard	19,093
Variation Margin Payable—Futures Contracts	23
Other Liabilities	222
Total Liabilities	289,071
Net Assets	15,036,338

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	11,088,908
Total Distributable Earnings (Loss)	3,947,430
Net Assets	15,036,338

Explorer Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 33,449,797 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,420,166
Net Asset Value Per Share—Investor Shares	$102.25

Admiral Shares—Net Assets
Applicable to 121,967,030 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,616,172
Net Asset Value Per Share—Admiral Shares	$95.24

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $199,760,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.5% and 3.2%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $205,568,000 of collateral received for securities on loan.
6 Securities with a value of $15,619,000 and cash of $1,487,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2018	4,517	341,463	(44,859)

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Dividends Received—Unaffiliated Issuers[1]	87,991
Dividends Received—Affiliated Issuers	2,929
Interest Received—Unaffiliated Issuers	1,263
Interest Received—Affiliated Issuers	8,794
Securities Lending—Net	9,013
Total Income	109,990
Expenses
Investment Advisory Fees—Note B
Basic Fee	25,314
Performance Adjustment	2,247
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,532
Management and Administrative—Admiral Shares	13,677
Marketing and Distribution—Investor Shares	487
Marketing and Distribution—Admiral Shares	607
Custodian Fees	143
Auditing Fees	41
Shareholders’ Reports and Proxy—Investor Shares	54
Shareholders’ Reports and Proxy—Admiral Shares	96
Trustees’ Fees and Expenses	24
Total Expenses	51,222
Net Investment Income	58,768
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	1,394,357
Investment Securities Sold—Affiliated Issuers	5,154
Futures Contracts	37,660
Foreign Currencies	(91)
Realized Net Gain (Loss)	1,437,080
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	59,997
Investment Securities—Affiliated Issuers	3,249
Futures Contracts	(49,135)
Foreign Currencies	(1)
Change in Unrealized Appreciation (Depreciation)	14,110
Net Increase (Decrease) in Net Assets Resulting from Operations	1,509,958
1 Dividends are net of foreign withholding taxes of $634,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	58,768	64,452
Realized Net Gain (Loss)	1,437,080	1,498,818
Change in Unrealized Appreciation (Depreciation)	14,110	1,285,151
Net Increase (Decrease) in Net Assets Resulting from Operations	1,509,958	2,848,421
Distributions
Net Investment Income
Investor Shares	(15,839)	(12,371)
Admiral Shares	(44,212)	(37,862)
Realized Capital Gain[1]
Investor Shares	(363,510)	(138,868)
Admiral Shares	(1,024,156)	(311,675)
Total Distributions	(1,447,717)	(500,776)
Capital Share Transactions
Investor Shares	(139,760)	(495,947)
Admiral Shares	2,079,666	362,658
Net Increase (Decrease) from Capital Share Transactions	1,939,906	(133,289)
Total Increase (Decrease)	2,002,147	2,214,356
Net Assets
Beginning of Period	13,034,191	10,819,835
End of Period	15,036,338	13,034,191
1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $300,088,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$102.10	$83.91	$90.55	$105.28	$107.96
Investment Operations
Net Investment Income	. 325[1]	.421[1]	.393	.281	.120
Net Realized and Unrealized Gain (Loss)
on Investments	11.192	21.657	1.581	(.900)	8.062
Total from Investment Operations	11.517	22.078	1.974	(.619)	8.182
Distributions
Dividends from Net Investment Income	(. 475)	(. 318)	(. 270)	(.152)	(. 040)
Distributions from Realized Capital Gains	(10.892)	(3.570)	(8.344)	(13.959)	(10.822)
Total Distributions	(11.367)	(3.888)	(8.614)	(14.111)	(10.862)
Net Asset Value, End of Period	$102.25	$102.10	$83.91	$90.55	$105.28

Total Return[2]	12.12%	27.10%	2.47%	-0.62%	8.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,420	$3,520	$3,324	$3,863	$4,623
Ratio of Total Expenses to Average Net Assets[3]	0.44%	0.43%	0.45%	0.48%	0.51%
Ratio of Net Investment Income to
Average Net Assets	0.31%	0.45%	0.46%	0.27%	0.12%
Portfolio Turnover Rate	50%	76%	66%	62%	66%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, (0.01%), (0.02%), (0.02%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$94.99	$78.07	$84.28	$98.03	$100.54
Investment Operations
Net Investment Income	. 418[1]	.495[1]	.473	.402	. 302
Net Realized and Unrealized Gain (Loss)
on Investments	10.405	20.145	1.455	(.853)	7.466
Total from Investment Operations	10.823	20.640	1.928	(.451)	7.768
Distributions
Dividends from Net Investment Income	(. 438)	(. 403)	(. 383)	(. 324)	(. 216)
Distributions from Realized Capital Gains	(10.135)	(3.317)	(7.755)	(12.975)	(10.062)
Total Distributions	(10.573)	(3.720)	(8.138)	(13.299)	(10.278)
Net Asset Value, End of Period	$95.24	$94.99	$78.07	$84.28	$98.03

Total Return[2]	12.24%	27.25%	2.60%	-0.48%	8.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,616	$9,514	$7,496	$7,577	$7,670
Ratio of Total Expenses to Average Net Assets[3]	0.32%	0.31%	0.33%	0.34%	0.35%
Ratio of Net Investment Income to
Average Net Assets	0.43%	0.57%	0.58%	0.41%	0.28%
Portfolio Turnover Rate	50%	76%	66%	62%	66%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, (0.01%), (0.02%), (0.02%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The

Explorer Fund

clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2018, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard

Explorer Fund

Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, ClearBridge Investments, LLC, Stephens Investment Management Group, LLC, and ArrowMark Colorado Holdings, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding three years. In accordance with the advisory contract entered into with ClearBridge Investments, LLC, beginning May 1, 2018, the basic fee is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since April 30, 2017. The basic fee of Stephens Investment Management Group, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding five years. The basic fee of ArrowMark Colorado Holdings, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since July 31, 2014.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,230,000 for the year ended October 31, 2018.

Explorer Fund

For the year ended October 31, 2018, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.17% of the fund’s average net assets, before an increase of $2,247,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2018, the fund had contributed to Vanguard capital in the amount of $857,000, representing 0.01% of the fund’s net assets and 0.34% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	14,430,457	39,755	—
Temporary Cash Investments	726,044	91,909	—
Futures Contracts—Assets[1]	7	—	—
Futures Contracts—Liabilities[1]	(23)	—	—
Total	15,156,485	131,664	—
1 Represents variation margin on the last day of the reporting period.

Explorer Fund

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions, and distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	88,698
Total Distributable Earnings (Loss)	(88,698)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	330,038
Undistributed Long-Term Gains	1,010,982
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	2,621,043

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	12,667,120
Gross Unrealized Appreciation	3,593,163
Gross Unrealized Depreciation	(972,118)
Net Unrealized Appreciation (Depreciation)	2,621,045

F. During the year ended October 31, 2018, the fund purchased $7,345,007,000 of investment securities and sold $7,039,387,000 of investment securities, other than temporary cash investments.

Explorer Fund

G. Capital share transactions for each class of shares were:

	Year Ended October 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	679,093	6,415	241,157	2,593
Issued in Lieu of Cash Distributions	372,091	3,912	148,985	1,706
Redeemed	(1,190,944)	(11,352)	(886,089)	(9,437)
Net Increase (Decrease)—Investor Shares	(139,760)	(1,025)	(495,947)	(5,138)
Admiral Shares
Issued	2,622,158	26,577	1,314,009	15,041
Issued in Lieu of Cash Distributions	995,253	11,246	325,490	4,011
Redeemed	(1,537,745)	(16,017)	(1,276,841)	(14,911)
Net Increase (Decrease)—Admiral Shares	2,079,666	21,806	362,658	4,141

Explorer Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Cardtronics plc
Class A	NA1	23,935	—	—	8,365	—	—	79,452
Kindred Healthcare
Inc.	30,653	—	45,746	(4,877)	19,970	—	—	—
Switch Inc.	NA2	26,615	1,667	(387)	(15,854)	90	—	NA2
Vanguard Market
Liquidity Fund	565,395	NA [3]	NA [3]	(107)	35	8,794	—	726,044
Vanguard
Small-Cap ETF	68,655	704,215	542,243	10,525	(12,999)	2,332	—	228,153
Vanguard
Small-Cap Growth
ETF	60,086	—	—	—	3,732	507	—	63,818
Total	724,789			5,154	3,249	11,723	—	1,097,467

1 Not applicable—at October 31, 2017, the issuer was not an affiliated company of the fund.
2 Not applicable—at October 31, 2017, and October 31, 2018, the issuer was not an affiliated company of the fund, but it was affiliated during the year.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Explorer Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary and statement of assets and liabilities of Vanguard Explorer Fund, (the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard Explorer Fund

This information for the fiscal year ended October 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,153,835,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $63,172,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 18.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Fund Investor Shares
Periods Ended October 31, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	12.12%	9.44%	14.54%
Returns After Taxes on Distributions	8.79	6.71	13.03
Returns After Taxes on Distributions and Sale of Fund Shares	8.48	6.73	11.87

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	4/30/2018	10/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,030.54	$2.30
Admiral Shares	1,000.00	1,031.18	1.69
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.94	$2.29
Admiral Shares	1,000.00	1,023.54	1.68

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.33% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
CFA® is a registered trademark owned by CFA Institute.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the
SEC’s website, and you can receive copies of this
information, for a fee, by sending a request via email
addressed to publicinfo@sec.gov.

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q240 122018

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2018: $41,000
Fiscal Year Ended October 31, 2017: $45,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2018: $9,734,277
Fiscal Year Ended October 31, 2017: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2018: $5,581,336
Fiscal Year Ended October 31, 2017: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2018: $347,985
Fiscal Year Ended October 31, 2017: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2018: $0
Fiscal Year Ended October 31, 2017: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2018: $347,985
Fiscal Year Ended October 31, 2017: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® ExplorerTM Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)

Common Stocks (96.2%)[1]
Communication Services (4.0%)
	Cinemark Holdings Inc.	2,548,555	105,943
*	Live Nation Entertainment Inc.	1,857,169	97,130
	New York Times Co. Class A	2,937,402	77,547
*	Vonage Holdings Corp.	3,246,371	43,047
*	TrueCar Inc.	3,372,298	38,377
*	Yelp Inc. Class A	874,600	37,450
*	Take-Two Interactive Software Inc.	245,503	31,638
^	Lions Gate Entertainment Corp. Class A	1,545,000	29,602
*,^	ANGI Homeservices Inc. Class A	1,314,943	25,168
	National CineMedia Inc.	2,430,460	21,753
	World Wrestling Entertainment Inc. Class A	240,552	17,462
*	Boingo Wireless Inc.	545,371	17,086
*	Glu Mobile Inc.	2,116,806	14,924
*	Electronic Arts Inc.	128,026	11,648
*,^	Match Group Inc.	170,976	8,843
*	Madison Square Garden Co. Class A	20,499	5,670
*	TechTarget Inc.	223,256	4,537
*	Care.com Inc.	224,898	3,958
*	Cargurus Inc.	82,243	3,653
*	Zayo Group Holdings Inc.	111,830	3,342
	Shenandoah Telecommunications Co.	51,335	1,952
*	MSG Networks Inc.	72,265	1,846
			602,576
Consumer Discretionary (14.8%)
*	Burlington Stores Inc.	704,411	120,799
	Carter's Inc.	946,014	90,798
*	GrubHub Inc.	961,504	89,170
*	Under Armour Inc.	4,310,772	85,483
	MercadoLibre Inc.	257,892	83,686
*	Skechers U.S.A. Inc. Class A	2,710,361	77,435
	Monro Inc.	1,002,500	74,586
*	Deckers Outdoor Corp.	538,690	68,505
*	Grand Canyon Education Inc.	536,358	66,884
	Acushnet Holdings Corp.	2,434,268	59,469
	Children's Place Inc.	361,416	53,996
*,^	Sally Beauty Holdings Inc.	3,026,628	53,904
*	Chipotle Mexican Grill Inc. Class A	108,693	50,035
	La-Z-Boy Inc.	1,784,066	49,597
	Tenneco Inc. Class A	1,397,794	48,126
	Skyline Champion Corp.	1,998,100	47,615
	Cheesecake Factory Inc.	949,243	45,886
	Core-Mark Holding Co. Inc.	1,184,000	45,477
	Hanesbrands Inc.	2,641,198	45,323
	Chico's FAS Inc.	5,289,553	40,571
*,^	Carvana Co. Class A	1,010,000	39,137
*	Etsy Inc.	918,557	39,057
	Advance Auto Parts Inc.	244,000	38,981
*	Ollie's Bargain Outlet Holdings Inc.	392,115	36,427
*	TRI Pointe Group Inc.	3,049,007	36,283
*	Lululemon Athletica Inc.	240,959	33,910
*	Ulta Beauty Inc.	115,532	31,716
	Polaris Industries Inc.	355,055	31,593
	Domino's Pizza Inc.	114,639	30,814
	Wingstop Inc.	462,777	28,979
	Aaron's Inc.	601,521	28,350
	Shutterstock Inc.	691,577	28,272
*	ServiceMaster Global Holdings Inc.	650,702	27,902
*	Stamps.com Inc.	122,876	24,842
	Wolverine World Wide Inc.	682,862	24,016
	Ross Stores Inc.	221,374	21,916
*	Bright Horizons Family Solutions Inc.	183,988	21,142

1

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	PulteGroup Inc.	675,389	16,594
*	Weight Watchers International Inc.	248,649	16,436
*	frontdoor Inc.	479,704	16,334
	Bloomin' Brands Inc.	814,026	16,240
*,^	RH	138,920	16,074
	Expedia Group Inc.	118,134	14,818
*	Urban Outfitters Inc.	359,947	14,203
*	LKQ Corp.	515,098	14,047
*	Crocs Inc.	678,374	13,934
	Tailored Brands Inc.	660,038	13,867
	Lear Corp.	88,911	11,816
	BJ's Restaurants Inc.	191,026	11,687
*	Planet Fitness Inc. Class A	233,478	11,461
*,^	Under Armour Inc. Class A	511,000	11,298
	Dunkin' Brands Group Inc.	145,383	10,549
	Dick's Sporting Goods Inc.	292,082	10,331
*	MCBC Holdings Inc.	343,850	10,205
*	Chegg Inc.	366,687	10,003
*	Five Below Inc.	85,514	9,733
	Brinker International Inc.	219,633	9,521
	Ruth's Hospitality Group Inc.	328,100	8,869
	H&R Block Inc.	316,440	8,398
*	Boot Barn Holdings Inc.	330,830	8,165
*	Shake Shack Inc. Class A	150,644	7,968
	Churchill Downs Inc.	31,712	7,916
	Nordstrom Inc.	117,486	7,727
	Dine Brands Global Inc.	93,752	7,598
*	Penn National Gaming Inc.	302,114	7,335
*,^	Fossil Group Inc.	321,676	6,984
	Winnebago Industries Inc.	244,186	6,730
	American Eagle Outfitters Inc.	289,597	6,678
*	SeaWorld Entertainment Inc.	238,510	6,230
	Red Rock Resorts Inc. Class A	263,206	6,091
*	NVR Inc.	2,509	5,618
^	PetMed Express Inc.	174,917	4,887
	Movado Group Inc.	126,261	4,862
*	G-III Apparel Group Ltd.	120,199	4,791
*	Sleep Number Corp.	120,737	4,391
*	Zumiez Inc.	171,866	3,998
*	ZAGG Inc.	264,135	3,199
	Tilly's Inc. Class A	174,336	3,093
	Extended Stay America Inc.	176,950	2,881
	Columbia Sportswear Co.	29,763	2,687
*	Taylor Morrison Home Corp. Class A	132,952	2,199
*	Visteon Corp.	23,355	1,846
*,^	Conn's Inc.	62,214	1,728
*	Fox Factory Holding Corp.	27,912	1,500
*	Career Education Corp.	102,653	1,476
	Vail Resorts Inc.	5,653	1,421
	Service Corp. International	34,111	1,415
	MDC Holdings Inc.	45,412	1,276
*	Eldorado Resorts Inc.	30,774	1,123
*	Malibu Boats Inc. Class A	27,178	1,093
			2,232,006
Consumer Staples (2.3%)
*	Performance Food Group Co.	2,115,290	62,020
*	Post Holdings Inc.	620,697	54,882
	Nu Skin Enterprises Inc. Class A	757,279	53,176
	Casey's General Stores Inc.	345,338	43,551
^	Calavo Growers Inc.	387,226	37,561
*	Monster Beverage Corp.	473,203	25,009
	Medifast Inc.	88,536	18,741
	MGP Ingredients Inc.	213,586	15,201
	Cal-Maine Foods Inc.	145,737	7,093

2

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Lamb Weston Holdings Inc.	89,859	7,024
*	BJ's Wholesale Club Holdings Inc.	238,066	5,273
*	Boston Beer Co. Inc. Class A	15,517	4,768
	Spectrum Brands Holdings Inc.	46,591	3,026
*	US Foods Holding Corp.	59,172	1,726
			339,051
Energy (1.5%)
*,^	Jagged Peak Energy Inc.	4,243,618	52,281
	Delek US Holdings Inc.	1,074,785	39,466
^	Core Laboratories NV	282,190	24,054
	Cabot Oil & Gas Corp.	876,691	21,242
*	Carrizo Oil & Gas Inc.	673,672	12,268
*	RigNet Inc.	665,780	11,385
*	Apergy Corp.	277,875	10,834
*	Callon Petroleum Co.	1,051,287	10,481
*	ProPetro Holding Corp.	514,820	9,087
	Range Resources Corp.	536,457	8,503
*	Forum Energy Technologies Inc.	867,000	7,768
*	Renewable Energy Group Inc.	249,448	7,753
*	Denbury Resources Inc.	1,022,981	3,529
	Mammoth Energy Services Inc.	128,438	3,206
*	CONSOL Energy Inc.	74,172	2,955
*	Northern Oil and Gas Inc.	762,432	2,242
*	W&T Offshore Inc.	252,712	1,703
*	Laredo Petroleum Inc.	228,699	1,198
*	Abraxas Petroleum Corp.	593,365	1,092
			231,047
Financials (6.7%)
*	SVB Financial Group	408,185	96,834
	Nasdaq Inc.	915,604	79,392
	Assured Guaranty Ltd.	1,682,439	67,264
	Assurant Inc.	652,181	63,399
*	MGIC Investment Corp.	4,808,540	58,712
	LPL Financial Holdings Inc.	919,600	56,647
	Sterling Bancorp	3,092,926	55,611
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	2,521,363	52,318
	Redwood Trust Inc.	3,113,939	51,131
*	Texas Capital Bancshares Inc.	777,048	50,687
	BOK Financial Corp.	575,432	49,332
*	Green Dot Corp. Class A	432,454	32,754
	WisdomTree Investments Inc.	4,164,638	32,359
	MarketAxess Holdings Inc.	148,121	31,057
	Solar Capital Ltd.	1,263,598	26,030
	Affiliated Managers Group Inc.	185,000	21,027
	FirstCash Inc.	235,324	18,920
	Primerica Inc.	162,506	17,833
*	Credit Acceptance Corp.	38,241	16,230
	MSCI Inc. Class A	97,363	14,642
*,^	PRA Group Inc.	451,360	13,920
	Universal Insurance Holdings Inc.	304,171	12,769
	Walker & Dunlop Inc.	223,420	9,375
	Synovus Financial Corp.	234,342	8,802
	Bank OZK	272,467	7,455
	Bank of NT Butterfield & Son Ltd.	183,791	7,405
*	Essent Group Ltd.	167,267	6,594
*	Axos Financial Inc.	197,208	5,987
	Evercore Inc. Class A	69,334	5,664
	East West Bancorp Inc.	107,181	5,621
*	Blucora Inc.	163,043	4,715
	Greenhill & Co. Inc.	206,445	4,552
*	Enova International Inc.	130,924	3,096
*	Regional Management Corp.	104,227	3,008
	Cadence BanCorp Class A	131,974	2,911
	Voya Financial Inc.	61,567	2,694

3

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Kemper Corp.	32,044	2,409
			999,156
Health Care (18.7%)
*	ICON plc	1,219,109	168,335
*	Insulet Corp.	1,687,805	148,881
*	athenahealth Inc.	1,073,278	136,886
*	Medidata Solutions Inc.	1,520,494	106,891
*	Haemonetics Corp.	682,851	71,337
*	Amedisys Inc.	613,823	67,521
*	Globus Medical Inc.	1,230,133	65,013
*	Mettler-Toledo International Inc.	118,065	64,560
*	Molina Healthcare Inc.	464,729	58,914
	Hill-Rom Holdings Inc.	697,652	58,659
*	BioMarin Pharmaceutical Inc.	601,000	55,394
*	LifePoint Health Inc.	822,071	53,319
*	LHC Group Inc.	563,500	51,521
*	DexCom Inc.	383,171	50,874
*	Penumbra Inc.	345,776	47,026
*	HealthEquity Inc.	503,199	46,194
*	IDEXX Laboratories Inc.	195,506	41,471
*	Illumina Inc.	120,739	37,568
*	Ultragenyx Pharmaceutical Inc.	740,000	35,853
*	PRA Health Sciences Inc.	370,091	35,851
*	Ligand Pharmaceuticals Inc.	214,249	35,310
*	Premier Inc. Class A	778,000	35,010
*	Pacira Pharmaceuticals Inc.	702,347	34,338
*	Integra LifeSciences Holdings Corp.	615,509	32,973
*	ABIOMED Inc.	94,021	32,080
	STERIS plc	291,426	31,856
*	Intuitive Surgical Inc.	59,631	31,078
*	Syneos Health Inc.	658,277	30,037
*	Seattle Genetics Inc.	534,777	30,017
*	WellCare Health Plans Inc.	100,155	27,642
*	Veeva Systems Inc. Class A	295,847	27,026
	ResMed Inc.	253,981	26,902
*	Neogen Corp.	428,303	26,007
*	Prestige Consumer Healthcare Inc.	718,214	25,971
*	Blueprint Medicines Corp.	408,700	24,837
*	Cambrex Corp.	465,000	24,780
*	MEDNAX Inc.	588,748	24,309
*	Bluebird Bio Inc.	201,000	23,055
*	Repligen Corp.	412,603	22,371
*	Arena Pharmaceuticals Inc.	619,987	22,109
	Encompass Health Corp.	321,933	21,666
*,^	Teladoc Health Inc.	312,265	21,652
*	Acadia Healthcare Co. Inc.	509,162	21,130
	Cooper Cos. Inc.	77,766	20,088
*	Hologic Inc.	514,640	20,066
	Chemed Corp.	65,004	19,783
*	Charles River Laboratories International Inc.	161,528	19,677
*	Cerner Corp.	340,984	19,532
*	NuVasive Inc.	339,672	19,079
*	HMS Holdings Corp.	650,658	18,752
*	AxoGen Inc.	496,066	18,498
*	Inogen Inc.	95,841	18,169
*,^	MiMedx Group Inc.	2,918,686	16,987
*	Emergent BioSolutions Inc.	277,038	16,952
*,^	TESARO Inc.	542,169	15,658
*	Nevro Corp.	312,386	15,232
*	Tenet Healthcare Corp.	590,174	15,185
*	Catalent Inc.	363,996	14,684
*	Immunomedics Inc.	641,512	14,453
*	Tivity Health Inc.	404,923	13,933
*	ICU Medical Inc.	54,563	13,899

4

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*,^	CRISPR Therapeutics AG	423,624	13,882
*	Endo International plc	806,408	13,661
*	BioTelemetry Inc.	228,607	13,282
*,^	Spark Therapeutics Inc.	288,598	12,984
	Bruker Corp.	405,702	12,711
*	Genomic Health Inc.	172,181	12,347
*	DBV Technologies SA ADR	667,594	12,310
*	Exact Sciences Corp.	170,783	12,134
*	Medpace Holdings Inc.	232,810	12,129
*	Quidel Corp.	185,142	11,916
*	Heron Therapeutics Inc.	426,407	11,837
*	Vanda Pharmaceuticals Inc.	621,918	11,798
*	Spectrum Pharmaceuticals Inc.	988,176	11,759
*	Masimo Corp.	100,366	11,602
*	Atara Biotherapeutics Inc.	325,728	11,130
*	PTC Therapeutics Inc.	273,163	10,522
*	Neurocrine Biosciences Inc.	98,049	10,506
*	Revance Therapeutics Inc.	467,277	10,173
*,^	Viking Therapeutics Inc.	730,099	9,929
*	Agios Pharmaceuticals Inc.	157,058	9,904
*	Loxo Oncology Inc.	62,717	9,574
*	Enanta Pharmaceuticals Inc.	120,395	9,290
*	Myriad Genetics Inc.	200,789	9,042
*	Align Technology Inc.	40,381	8,932
*	Sage Therapeutics Inc.	68,450	8,808
*	FibroGen Inc.	204,244	8,756
*	Exelixis Inc.	626,731	8,693
*	Aduro Biotech Inc.	1,845,707	7,826
*	Acorda Therapeutics Inc.	369,111	7,054
*	Halozyme Therapeutics Inc.	432,814	6,722
*	Alkermes plc	153,978	6,287
*	REGENXBIO Inc.	92,987	6,199
*	STAAR Surgical Co.	154,113	6,181
*	Ionis Pharmaceuticals Inc.	124,361	6,162
*	Array BioPharma Inc.	354,736	5,747
*	Tandem Diabetes Care Inc.	149,812	5,634
*	BioCryst Pharmaceuticals Inc.	760,658	5,568
*	AMN Healthcare Services Inc.	106,492	5,391
*	Nektar Therapeutics Class A	138,508	5,357
	LeMaitre Vascular Inc.	194,982	5,206
*	IntriCon Corp.	118,296	4,954
*	Sangamo Therapeutics Inc.	373,656	4,734
	Ensign Group Inc.	121,659	4,506
*	ImmunoGen Inc.	823,076	4,469
*	CareDx Inc.	158,944	4,150
*	Integer Holdings Corp.	54,667	4,071
*,^	Novavax Inc.	2,167,411	3,815
*	Madrigal Pharmaceuticals Inc.	19,372	3,697
*	Vericel Corp.	323,886	3,611
*	MacroGenics Inc.	207,173	3,410
*	ArQule Inc.	858,677	3,323
*	Cytokinetics Inc.	492,604	3,295
*	Natera Inc.	148,834	3,268
*	Tactile Systems Technology Inc.	48,881	3,201
*	Endologix Inc.	2,540,186	3,099
*	Assertio Therapeutics Inc.	610,186	2,962
*,^	AAC Holdings Inc.	478,980	2,639
*	Supernus Pharmaceuticals Inc.	51,690	2,458
*	Concert Pharmaceuticals Inc.	154,205	2,301
*	CytomX Therapeutics Inc.	153,833	2,194
*	Orthofix Medical Inc.	30,521	1,856
*	Horizon Pharma plc	100,166	1,824
*	Zogenix Inc.	42,569	1,778
	Luminex Corp.	61,241	1,762

5

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*	Amphastar Pharmaceuticals Inc.	83,144	1,492
	CONMED Corp.	21,848	1,473
*,^	TransEnterix Inc.	427,039	1,396
*	Innoviva Inc.	97,824	1,366
*	AnaptysBio Inc.	16,338	1,221
*	Voyager Therapeutics Inc.	74,653	1,013
*	Ophthotech Corp.	420,409	950
*,^	Sorrento Therapeutics Inc.	258,433	824
*	Arbutus Biopharma Corp.	188,366	799
			2,811,707
Industrials (17.9%)
*	TriNet Group Inc.	2,444,193	114,853
*	Sensata Technologies Holding plc	2,165,465	101,560
*	Kirby Corp.	1,372,199	98,716
	John Bean Technologies Corp.	855,267	88,922
*	Teledyne Technologies Inc.	359,445	79,538
	Woodward Inc.	1,074,199	79,104
*	Trex Co. Inc.	1,205,100	73,873
*	Copart Inc.	1,448,000	70,822
*	AerCap Holdings NV	1,373,256	68,773
*	Chart Industries Inc.	898,800	61,163
	HEICO Corp. Class A	911,577	60,766
	Advanced Drainage Systems Inc.	2,116,945	58,830
	MSC Industrial Direct Co. Inc. Class A	717,341	58,148
	EnerSys	718,000	57,131
*	Spirit Airlines Inc.	1,076,381	55,864
	IDEX Corp.	438,334	55,589
	AGCO Corp.	960,474	53,825
*	United Rentals Inc.	419,361	50,353
	Actuant Corp. Class A	2,045,019	48,774
*	XPO Logistics Inc.	521,706	46,630
*	Proto Labs Inc.	389,124	46,481
	TransUnion	690,915	45,428
	Watts Water Technologies Inc. Class A	644,118	45,120
*	Clean Harbors Inc.	656,364	44,659
*	SPX FLOW Inc.	1,279,887	43,810
*	Middleby Corp.	382,891	42,999
	Kennametal Inc.	1,154,219	40,917
	Multi-Color Corp.	719,229	38,234
	GATX Corp.	498,557	37,357
	Heartland Express Inc.	1,865,619	36,324
*	Masonite International Corp.	615,000	34,065
*	Cimpress NV	271,075	33,882
*	CoStar Group Inc.	91,243	32,977
*	Verisk Analytics Inc. Class A	268,691	32,200
	ABM Industries Inc.	1,046,585	32,182
	Forward Air Corp.	517,840	31,065
*	JELD-WEN Holding Inc.	1,865,600	30,335
	Allegion plc	319,209	27,366
*	MRC Global Inc.	1,721,000	27,243
	Tennant Co.	407,783	24,924
	Huntington Ingalls Industries Inc.	107,536	23,494
	Harris Corp.	155,695	23,153
	Spirit AeroSystems Holdings Inc. Class A	248,093	20,842
*	WABCO Holdings Inc.	190,000	20,415
	Allison Transmission Holdings Inc.	450,971	19,879
*	WageWorks Inc.	493,207	19,635
*	Axon Enterprise Inc.	312,597	19,293
*	Mercury Systems Inc.	411,366	19,277
	Ritchie Bros Auctioneers Inc.	561,995	18,889
*	SiteOne Landscape Supply Inc.	270,162	18,382
*	Harsco Corp.	660,790	18,152
*	RBC Bearings Inc.	117,200	17,308
	Robert Half International Inc.	278,194	16,839

6

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*	Generac Holdings Inc.	330,429	16,763
*	HD Supply Holdings Inc.	408,928	15,363
*	Aerojet Rocketdyne Holdings Inc.	416,694	14,718
*	IHS Markit Ltd.	278,883	14,650
*	Aerovironment Inc.	161,184	14,502
	Rockwell Automation Inc.	84,841	13,976
*	Continental Building Products Inc.	483,517	13,447
	Wabtec Corp.	156,291	12,819
	JB Hunt Transport Services Inc.	115,890	12,819
*,^	Bloom Energy Corp. Class A	500,000	11,875
*	Beacon Roofing Supply Inc.	402,728	11,240
	EMCOR Group Inc.	141,256	10,026
	Global Brass & Copper Holdings Inc.	311,671	9,855
*	Evoqua Water Technologies Corp.	1,010,461	9,700
*,^	Kornit Digital Ltd.	502,780	9,281
*	Atkore International Group Inc.	421,253	8,113
*	Meritor Inc.	466,046	7,918
	Hillenbrand Inc.	151,721	7,267
	Graco Inc.	175,369	7,125
	KAR Auction Services Inc.	124,228	7,074
*	TrueBlue Inc.	282,708	6,596
*	Gardner Denver Holdings Inc.	237,783	6,434
	Simpson Manufacturing Co. Inc.	106,406	6,074
*	SP Plus Corp.	187,094	5,979
	Insperity Inc.	51,916	5,703
	Rush Enterprises Inc. Class A	156,403	5,535
	Comfort Systems USA Inc.	99,751	5,335
	Korn/Ferry International	109,172	4,928
*	Vicor Corp.	122,505	4,912
	Kimball International Inc. Class B	289,346	4,763
	ArcBest Corp.	127,099	4,718
*	Avis Budget Group Inc.	162,679	4,574
	Greenbrier Cos. Inc.	95,102	4,513
	Old Dominion Freight Line Inc.	33,535	4,374
	Barrett Business Services Inc.	56,874	3,578
	H&E Equipment Services Inc.	127,509	3,072
*	PGT Innovations Inc.	130,898	2,652
	Albany International Corp.	36,045	2,522
^	ADT Inc.	304,779	2,359
	HEICO Corp.	25,901	2,171
*	Herc Holdings Inc.	65,774	2,109
	Kaman Corp.	31,428	1,996
	Lennox International Inc.	8,212	1,732
	Covanta Holding Corp.	108,932	1,600
*	Saia Inc.	21,887	1,376
			2,694,496
Information Technology (21.1%)
*	Fortinet Inc.	1,781,873	146,434
*	New Relic Inc.	1,027,530	91,707
*	2U Inc.	1,451,265	91,299
*	Cadence Design Systems Inc.	2,003,188	89,282
*,2	Cardtronics plc Class A	2,925,333	79,452
*	GoDaddy Inc. Class A	1,077,377	78,832
*	Cornerstone OnDemand Inc.	1,585,278	78,075
	CDW Corp.	749,626	67,474
*	First Solar Inc.	1,540,510	64,393
*	Tableau Software Inc. Class A	590,004	62,942
*	Euronet Worldwide Inc.	564,984	62,815
*	Ciena Corp.	1,940,576	60,662
	Entegris Inc.	2,108,375	55,956
	LogMeIn Inc.	618,235	53,242
*	Trimble Inc.	1,411,182	52,750
*	HubSpot Inc.	383,022	51,957
	Teradyne Inc.	1,491,912	51,396

7

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*	Five9 Inc.	1,302,013	51,247
*	Arrow Electronics Inc.	725,889	49,150
*	Cloudera Inc.	3,491,552	48,044
*	Itron Inc.	900,200	46,936
*	Aspen Technology Inc.	552,084	46,866
*	Trade Desk Inc. Class A	367,781	45,439
	Power Integrations Inc.	800,661	45,093
*	Wix.com Ltd.	453,000	44,100
	MAXIMUS Inc.	651,856	42,351
*	Square Inc.	534,034	39,225
*	CyberArk Software Ltd.	558,371	38,114
*	Atlassian Corp. plc Class A	501,815	38,093
*	Twilio Inc. Class A	503,882	37,902
*	ServiceNow Inc.	189,870	34,374
*	Zendesk Inc.	624,702	34,340
*,^	DocuSign Inc. Class A	763,924	32,039
*	WEX Inc.	179,649	31,611
*	Advanced Micro Devices Inc.	1,701,792	30,990
	SS&C Technologies Holdings Inc.	598,569	30,623
*	Guidewire Software Inc.	316,037	28,118
*	Proofpoint Inc.	306,169	27,846
*	Ultimate Software Group Inc.	103,366	27,561
	j2 Global Inc.	376,918	27,455
*	RealPage Inc.	514,945	27,292
*	Carbonite Inc.	797,167	27,271
*	IPG Photonics Corp.	198,242	26,475
*	Imperva Inc.	477,000	26,402
	FLIR Systems Inc.	561,859	26,020
*	Semtech Corp.	578,845	26,013
*	Acacia Communications Inc.	736,107	25,374
*	Zebra Technologies Corp.	151,533	25,200
*,^	Ambarella Inc.	709,022	24,660
*	Envestnet Inc.	468,792	24,387
*	Inphi Corp.	748,000	23,936
	Booz Allen Hamilton Holding Corp. Class A	460,117	22,794
*	ON Semiconductor Corp.	1,337,966	22,745
*	RingCentral Inc. Class A	286,022	22,233
*,^	SolarWinds Corp.	1,500,911	21,898
	Alliance Data Systems Corp.	102,000	21,030
*	Tyler Technologies Inc.	95,855	20,289
^	Microchip Technology Inc.	305,587	20,102
	Presidio Inc.	1,492,500	20,000
*	Gartner Inc.	134,761	19,880
*	Manhattan Associates Inc.	406,834	19,422
*	PTC Inc.	235,300	19,391
	Switch Inc.	2,162,346	19,180
*	Red Hat Inc.	111,379	19,117
	Cognex Corp.	445,909	19,103
	Sabre Corp.	753,635	18,577
*	Shopify Inc.	128,913	17,809
	Belden Inc.	326,425	17,643
*	Silicon Laboratories Inc.	213,581	17,413
*	Q2 Holdings Inc.	312,751	16,648
	Jack Henry & Associates Inc.	110,000	16,481
*	Unisys Corp.	880,957	16,218
	Broadridge Financial Solutions Inc.	132,554	15,501
	National Instruments Corp.	308,157	15,090
*	Qualys Inc.	210,820	15,019
*	Workiva Inc.	428,875	14,620
*	Palo Alto Networks Inc.	74,950	13,719
*	Box Inc.	758,510	13,653
*	FireEye Inc.	707,047	13,073
	Monolithic Power Systems Inc.	110,370	13,037
*	ANSYS Inc.	80,683	12,066

8

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*,^	3D Systems Corp.	969,737	11,714
	Science Applications International Corp.	168,199	11,692
*	Coherent Inc.	88,000	10,836
*	Descartes Systems Group Inc.	350,180	10,712
*	PROS Holdings Inc.	322,573	10,619
*	8x8 Inc.	588,129	10,110
	Versum Materials Inc.	318,463	10,051
*	ChannelAdvisor Corp.	815,033	9,438
*	Stratasys Ltd.	492,479	9,387
*	SMART Global Holdings Inc.	315,748	8,844
*	Pure Storage Inc. Class A	374,699	7,561
	Cabot Microelectronics Corp.	74,663	7,289
*	ePlus Inc.	75,253	6,388
*	Control4 Corp.	226,793	6,332
*	Nutanix Inc.	151,349	6,283
	Travelport Worldwide Ltd.	411,388	6,154
*	Diodes Inc.	202,515	6,114
*	A10 Networks Inc.	1,026,019	5,961
*	Altair Engineering Inc. Class A	152,456	5,815
*	Appfolio Inc.	94,145	5,376
*	Fair Isaac Corp.	27,829	5,363
	TTEC Holdings Inc.	199,046	4,960
*	Nanometrics Inc.	147,047	4,714
*	Insight Enterprises Inc.	86,641	4,478
	Plantronics Inc.	73,774	4,350
*	Sykes Enterprises Inc.	133,217	4,086
*	Synaptics Inc.	100,482	3,772
	Hackett Group Inc.	181,441	3,714
*	Coupa Software Inc.	57,289	3,714
^	Ubiquiti Networks Inc.	34,616	3,222
*	SPS Commerce Inc.	33,310	3,101
*	Bottomline Technologies DE Inc.	44,621	2,974
*	Virtusa Corp.	46,933	2,327
	CSG Systems International Inc.	64,498	2,264
*	eGain Corp.	298,756	2,232
*,^	ShotSpotter Inc.	56,312	2,178
*	Immersion Corp.	206,403	2,066
*	Okta Inc.	31,024	1,811
*	Varonis Systems Inc.	29,433	1,798
*	Avid Technology Inc.	338,422	1,794
*	Brightcove Inc.	180,316	1,446
	SYNNEX Corp.	16,514	1,282
	Cypress Semiconductor Corp.	96,380	1,247
			3,168,535
Materials (4.0%)
	Carpenter Technology Corp.	1,357,409	59,197
	Orion Engineered Carbons SA	1,928,415	49,772
*	Alcoa Corp.	1,385,700	48,486
*	Berry Global Group Inc.	1,072,000	46,761
*	Ferro Corp.	2,681,213	45,420
	Smurfit Kappa Group plc	1,215,089	39,755
^	Methanex Corp.	581,213	37,622
	Ferroglobe plc	5,427,600	33,054
	Minerals Technologies Inc.	566,930	31,039
	PolyOne Corp.	956,872	30,917
	Graphic Packaging Holding Co.	2,243,066	24,696
*	Summit Materials Inc. Class A	1,779,000	24,017
	Balchem Corp.	169,035	15,830
	Louisiana-Pacific Corp.	634,980	13,824
	Sealed Air Corp.	417,183	13,500
	Boise Cascade Co.	383,370	11,804
	Chemours Co.	351,391	11,599
*	Cleveland-Cliffs Inc.	1,013,011	10,900
	Huntsman Corp.	485,624	10,625

9

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2018

					Market
					Value
				Shares	($000)
	Steel Dynamics Inc.			218,319	8,645
	Westlake Chemical Corp.			114,506	8,164
	Greif Inc. Class A			155,749	7,367
	WR Grace & Co.			78,600	5,093
	Albemarle Corp.			44,453	4,411
*	Ingevity Corp.			44,837	4,084
*	Verso Corp.			122,377	3,440
	Trinseo SA			30,371	1,636
*	AdvanSix Inc.			40,600	1,126
					602,784
Other (1.9%)
^,3	Vanguard Small-Cap ETF			1,561,302	228,153
^,3	Vanguard Small-Cap Growth ETF			384,700	63,818
					291,971
Real Estate (2.9%)
*	SBA Communications Corp. Class A			525,000	85,139
	Life Storage Inc.			648,835	61,094
	PS Business Parks Inc.			423,480	55,306
	Jones Lang LaSalle Inc.			406,000	53,698
	Douglas Emmett Inc.			1,420,811	51,419
	Xenia Hotels & Resorts Inc.			2,380,371	48,917
	Ryman Hospitality Properties Inc.			229,137	17,779
	National Storage Affiliates Trust			588,206	15,664
	CubeSmart			315,572	9,145
	National Health Investors Inc.			110,495	8,117
	Taubman Centers Inc.			135,554	7,457
	Gaming and Leisure Properties Inc.			219,020	7,379
^	Omega Healthcare Investors Inc.			123,633	4,123
	EastGroup Properties Inc.			32,198	3,084
	RMR Group Inc. Class A			39,403	2,990
	Lamar Advertising Co. Class A			28,886	2,118
					433,429
Utilities (0.4%)
	Pattern Energy Group Inc. Class A			2,908,695	52,124
	NRG Energy Inc.			313,062	11,330

					63,454

Total Common Stocks (Cost $11,848,557)					14,470,212

		Coupon

Temporary Cash Investments (5.5%)[1]
Money Market Fund (4.9%)
4,5	Vanguard Market Liquidity Fund	2.308%		7,260,443	726,044

				Face
			Maturity	Amount
			Date	($000)
Repurchase Agreement (0.5%)
	Deutsche Bank Securities, Inc.(Dated 10/31/18,
	Repurchase Value $75,705,000, collateralized by
	Federal Home Loan Mortgage Corp. 3.000%-5.000%,
	10/01/28-6/01/47, Federal National Mortgage Assn.
	3.000%-6.000%, 9/01/23-10/01/48, and Government
	National Mortgage Assn. 2.990%-6.000%, 4/15/20-
	5/20/48, with a value of $77,214,000)	2.210%	11/1/18	75,700	75,700

U.S. Government and Agency Obligations (0.1%)
6	United States Treasury Bill	2.027%- 2.078%	11/15/18	10,000	9,992

10

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	United States Treasury Bill	2.037%- 2.040%	11/29/18	1,550	1,547
6	United States Treasury Bill	2.199%	1/24/19	2,000	1,990
6	United States Treasury Bill	2.292%	2/21/19	2,000	1,986
6	United States Treasury Bill	2.302%	2/28/19	500	496
6	United States Treasury Bill	2.365%	3/21/19	200	198

					16,209

Total Temporary Cash Investments (Cost $817,918)					817,953

Total Investments (101.7%) (Cost $12,666,475)					15,288,165
Other Assets and Liabilities—Net (-1.7%)[5,6]					(251,827)

Net Assets (100%)					15,036,338

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $199,760,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.5% and 3.2%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $205,568,000 of collateral received for securities on loan.
6 Securities with a value of $15,619,000,000 and cash of $1,487,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

11

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA240 122018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Explorer Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary and statement of assets and liabilities of Vanguard Explorer Fund, (the "Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

BY:	/s/ MORTIMER J. BUCKLEY *
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER
Date: December 18, 2018
VANGUARD EXPLORER FUND
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 18, 2018

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number
33-32216, Incorporated by Reference.